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                               HENRY SCHEIN, INC.

                    2001 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

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                                TABLE OF CONTENTS

                                                                            PAGE

1.       Purpose of the Plan..................................................1
2.       Definitions..........................................................1
3.       Effective Date/Expiration of Plan....................................3
4.       Administration.......................................................3
5.       Shares; Adjustment Upon Certain Events...............................4
6.       Awards and Terms of Options..........................................6
7.       Effect of Termination of Services....................................9
8.       Nontransferability of Options........................................9
9.       Rights as a Stockholder.............................................10
10.      Determinations......................................................10
11.      Termination, Amendment and Modification.............................10
12.      Non-Exclusivity.....................................................11
13.      Use of Proceeds.....................................................11
14.      General Provisions..................................................11
15.      Issuance of Stock Certificates; Legends and Payment of Expenses.....12
16.      Listing of Shares and Related Matters...............................13
17.      Withholding Taxes...................................................13




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                               HENRY SCHEIN, INC.

                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN.

     The purpose of this Henry Schein, Inc. 2001 Non- Employee Director Stock Option Plan are to enable Henry Schein, Inc. (the "Company") to attract, retain and motivate directors of the Company who are not employees of the Company or its subsidiaries ("Non-Employee Directors") and who are important to the success of the Company and to create a mutuality of interest between the Non-Employee Directors and the stockholders of the Company by granting such directors options to purchase Common Stock (as defined herein) of the Company.

2.   DEFINITIONS.

     (a) "ACQUISITION EVENT" means a merger or consolidation in which the Company is not the surviving entity, or any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities in concert, or the sale or transfer of all or substantially all of the Company's assets.

     (b) "ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     (c)  "BOARD" means the board of directors of the Company.

     (d)  "CAUSE" has the meaning set forth in Section 7(b).

     (e)  "CHANGE OF CONTROL" has the meaning set for in Section 6(e).

     (f)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (g) "COMMITTEE" means such committee, if any, appointed by the Board to administer the Plan consisting of two or more directors as may be appointed from time to time by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Act. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

     (h) "COMMON STOCK" means the voting common stock of the Company, par value $.01, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

     (i)  "COMPANY" means Henry Schein, Inc., a Delaware corporation.

     (j)  "CORPORATE TRANSACTION" has the meaning set forth in Section 6(e)(i)

     (k)  "DISABILITY" means a permanent and total disability,  as determined by

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the  Committee  in its sole  discretion,  provided  that in no event  shall  any disability  that is not  permanent  and total  disability  within the meaning of
Section 22(e)(3) of the Code be treated as a Disability. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

     (l)  "EFFECTIVE DATE" has the meaning set forth in Section 3.

     (m) "FAIR MARKET VALUE" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee based on reasonable methods set forth under
Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

     (n)  "INCUMBENT BOARD" has the meaning set forth in Section 6(e)(ii).

     (o) "NON-EMPLOYEE DIRECTORS" means, except for purposes of the definition of Committee, directors of the Company who are not employees of the Company or its subsidiaries.

     (p) "OPTION" means the right to purchase the number of Shares granted in the Option agreement at a prescribed purchase price on the terms specified in the Plan. No Option awarded under this Plan is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     (q)  "OUTSTANDING  HSI VOTING  SECURITIES"  has the  meaning  set forth  in
Section 6(e)(i).

     (r) "PARTICIPANT" means a Non-Employee Director who is granted an Option under the Plan.

     (s) "PERSON" means an individual, entity or group within the meaning of Section l3d-3 or 14d-1 of the Act.

     (t) "PLAN" means the Henry Schein, Inc. 2001 Non-Employee Director Stock Option Plan.

     (u)  "PURCHASE PRICE" means purchase price per Share.

     (v)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

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     (w)  "SHARE" means a share of Common Stock.

     (x) "TERMINATION OF SERVICE" means termination of the relationship with the Company so that an individual is no longer a director of the Company.

3.   EFFECTIVE DATE/EXPIRATION OF PLAN.

     The Plan shall become effective August 6, 2001 (the "Effective Date"). Grants of Options under the Plan will be made after the Effective Date of the Plan pursuant to Section 6.2 of this Plan.

4.   ADMINISTRATION.

     (a) DUTIES OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend, and rescind rules for carrying out the Plan, to administer the Plan, subject to its provisions: to select Participants in, and grant Options under, the Plan; to determine the terms, Exercise Price and form of exercise payment for each Option granted under the Plan; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable; provided, that all such determinations shall be in accordance with the express provisions, if any, contained in the Plan. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. The determination, action or conclusion of the Committee in connection with the foregoing shall be final, binding and conclusive.

     (b) ADVISORS. The Committee may designate the Secretary of the Company, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute option agreements or other documents on behalf of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

     (c) INDEMNIFICATION. To the maximum extent permitted by law, no officer, member or former officer or member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer, member or former officer or member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts

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necessary to pay the  foregoing at the earliest  time and to the fullest  extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or officer's or member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former officers or members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or otherwise.

     (d) Meetings of the Committee. The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations, as it shall deem appropriate, concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a vote of such members at a meeting duly called and held.

5.   SHARES; ADJUSTMENT UPON CERTAIN EVENTS.

     (a) SHARES TO BE DELIVERED; FRACTIONAL SHARES. Shares to be issued under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

     (b) NUMBER OF SHARES. Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares authorized for issuance under the Plan shall be 25,000. If an Option is for any reason canceled, or expires or terminates unexercised, the Shares covered by such Option shall again be available for the grant of Options, within the limits provided by the preceding sentence.

     (c) ADJUSTMENTS; RECAPITALIZATION, ETC. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever the Company takes any such action, however, the following provisions, to the extent applicable, shall govern:

          (i) If and whenever the Company shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in the Company's Common Stock, (x) the Purchase Price (as defined

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     herein)  per  Share  and the  number  and  class  of  Shares  and/or  other securities with respect to which outstanding Options thereafter may be exercised, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan, shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          (ii)  Subject  to  Section   5(c)(iii),   if  the  Company  merges  or
     consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option, in lieu of the number of Shares as to which such Option shall then be exercisable but on the same terms and conditions of exercise set forth in such Option, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Option (whether or not then exercisable).

          (iii) In the event of an Acquisition Event, the Committee may, in its discretion, and without any liability to any Participant, terminate all outstanding Options as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date-of consummation of the Acquisition Event; provided that, during the period from the date an which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all of the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options pursuant to the preceding sentence, then the provisions of Section 5(c)(ii) shall apply.

          (iv) If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

          (v) Except as herein before expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number and class of Shares and/or other securities or property subject to Options theretofore granted of the Purchase Price per Share.

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6.   AWARDS AND TERMS OF OPTIONS.

     (a) GRANT. Eligibility and participation in this Plan shall be determined by the Committee in its sole discretion.

     (b) EXERCISE PRICE. The Purchase Price deliverable upon the exercise of an Option shall be determined by the Committee, in its sole discretion, but shall not be less than the par value of a Share.

     (c) NUMBER OF SHARES. The option agreement shall specify the aggregate number of Shares subject to the Option granted to the Participant, as determined by the Committee in its sole discretion.

     (d) EXERCISABILITY. At the time of grant, the Committee shall specify when and on what terms an Option shall be exercisable. In the case of an Option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Option may be exercised and may waive any other conditions to exercise, subject to the terms of the option agreement and the Plan. No Option shall be exercisable after the expiration of ten (10) years from the date of grant. Each Option shall be subject to earlier termination as provided in Section 7 below.

     (e) ACCELERATION OF EXERCISABILITY ON CHANGE OF CONTROL. All Options granted and not previously exercisable shall become exercisable immediately upon a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

          (i) an acquisition by any Person of beneficial ownership (within the meaning of Ru1e l3d-3 promulgated under the Act) of 20% or more of either
     (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING HSI VOTING SECURITIES"); excluding, however, the following: (w) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "CORPORATE TRANSACTION"), if, pursuant to such Corporate Transaction, the conditions described in clauses
     (A), (B) and (C) of paragraph (iii) of this Section are satisfied; or

          (ii) a change in the composition of the Board such that the individuals who, as of the Effective Date hereof, constitute the Board (the Board as of the date hereof shall be herein after referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this subsection any individual who becomes a member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who are also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though

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     such  individual  were a  member  of the  Incumbent  Board;  but,  provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-l1 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii) the approval by the stockholders of the Company of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; notwithstanding the foregoing, no Change of Control will occur if two-thirds (2/3) of the Incumbent Board approves the Corporate Transaction; or

          (iv) the approval of the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company; excluding; however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (y) no Person (other

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     than the Company and any employee  benefit  plan (or related  trust) of the
     Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of,
     respectively,   the  then  outstanding  shares  of  common  stock  of  such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

     (f)  Exercise of Options.

          (i) A Participant may elect to exercise an Option by giving written notice to the Committee of such election and of the number of Shares such Participant has elected to purchase pursuant to the Option, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Option are being exercised.

          (ii) Shares purchased pursuant to the exercise of an Option shall be paid for at the time of exercise as follows:

               (A) in cash or by check, bank draft or money order payable to the order of the Company;

               (B) if so permitted by the Committee: (x) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Option then being exercised), provided such Shares (or such Option) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings, (y) through a combination of Shares and cash as provided above, (z) by delivery of a promissory note of the Participant to the Company, such promissory note to be payable on such terms as are specified in the option agreement (except that, in lieu of a stated rate of interest, the option agreement may provide that the rate of interest on the promissory note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Shares) and the Participant's promissory note; provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized. Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares; or

               (C) on such other terms and conditions as may be acceptable to the Committee and in accordance with applicable law. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

7.   EFFECT OF TERMINATION OF SERVICE.

     (a) Death, Disability, Retirement,etc. Except as otherwise provided in the Participant's option agreement or in this Plan, upon a Termination of Service,

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all  outstanding  Options then  exercisable and not exercised by the Participant prior to such Termination of Service (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Service) shall remain exercisable by the Participant to the extent not theretofore exercised for the following time periods (subject to Section 6(d)):

          (i) In the event of the Participant's death, such Options shall remain exercisable (by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one (1) year from the date of the Participant's death, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's death.

          (ii) In the event the Participant retires at or after age 65 (or, with the consent of the Committee, before age 65), or if the Participant's services terminate due to Disability such Options shall remain exercisable for one (1) year from the date of the Participant's Termination of Service, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's Termination of Service.

     (b) CAUSE OR VOLUNTARY TERMINATION. Upon the Termination of Service of a Participant for cause (as defined herein) or if it is discovered after such Termination of Service that such Participant had engaged in conduct that would have justified a Termination of Service for Cause, all outstanding Options shall immediately be canceled. Termination of Service shall be deemed to be for "Cause" for purposes of this Section 7(b) if the Participant shall have committed fraud or any felony in connection with the Participant's duties as a director of the Company or willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust, confidentiality or fiduciary duties as to the Company or the commission of any other act which causes or may reasonably be expected to cause economic or reputational injury to the Company.

     (c) OTHER TERMINATION. In the event of a Termination of Service for any reason other than as provided in Section 7(a) and 7(b), all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Service shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three (3) months after such termination, provided that the Committee in its discretion may extend such time period to up to one (1) year from the date of the Participant's Termination of Service.

8.   NONTRANSFERABILITY OF OPTIONS.

     No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the holder may be exercised only by the holder or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately be cancelled.

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9.   RIGHTS AS A STOCKHOLDER.

     A holder of an Option shall have no rights as a stockholder with respect to any Shares covered by such holder's Option until such holder shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

10.  DETERMINATIONS.

     Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the holders of any Options and Non-Employee Directors and their respective heirs, executors, administrators, personal representatives and other successors in interest.

11.  TERMINATION, AMENDMENT AND MODIFICATION.

     The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date, unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options which by their terms continue beyond the termination date of the Plan. At any time prior to the tenth anniversary of the Effective Date the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, (i) increase the total number of Shares which may be acquired upon exercise of Options granted under the Plan; (ii) change the requirements for eligibility for participation in the Plan; or (iii) effect any change that would require stockholder approval under Rule 16b-3 (or any successor provision) promulgated under the Act.

     Nothing contained in this Section 11 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options of Participants, including, without limitation, the reduction of the Purchase Price specified therein (or the granting or issuance of new Options at a lower Purchase Price upon cancellation of outstanding Options), so long as all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan and so long as the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms.

     Notwithstanding anything to the contrary contained in this Section 11, (i) no termination, amendment or modification of the Plan may, without the consent of the Participant or the transferee of such Participant's Option, alter or impair the rights and obligations arising under any then outstanding Option, and
(ii) neither the Board nor the Committee may make any determination or interpretation or take any other action which would cause any member of the Committee to cease to be a "disinterested person" with regard to the Plan for purposes of Rule l6b-3 under the Act.

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

12.  NON-EXCLUSIVITY.

     Neither the adoption of the Plan by the Board shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

13.  USE OF PROCEEDS.

     The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

14.  GENERAL PROVISIONS.

     (a) RIGHT TO TERMINATE SERVICES. Neither the adoption of the Plan nor the grant of Options shall impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain a director.

     (b) PURCHASE FOR INVESTMENT. If the Board determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on in appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel approved by the Company as to the availability of such exception.

     (c) TRUSTS, ETC. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (d) NOTICES. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be

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

deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

     (e) SEVERABILITY OF PROVISIONS. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

     (f) PAYMENT TO MINORS, ETC. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefore shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

     (g) READINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

     (h) OTHER BENEFITS. No award under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.  ISSUANCE OF STOCK CERTIFICATES; LEGENDS AND PAYMENT OF EXPENSES.

     (a) STOCK CERTIFICATES. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

     (b) LEGENDS. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

     (c) PAYMENT OF EXPENSES. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

     (d) SECTION 16(B) OF THE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b)

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

of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

16.  LISTING OF SHARES AND RELATED MATTERS.

     If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

17.  WITHHOLDING TAXES.

     The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state or local taxes required by law to be withheld.








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